UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2004

HORIZON OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23653 (Commission File Number)	76-487309 (IRS Employer Identification No.)
2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

            On May 18, 2004, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99	Press release issued by Horizon Offshore, Inc. on May 18, 2004, reporting results for the first quarter ended March 31, 2004 and the filing of its quarterly report on Form 10-Q.

Item 12.	Results of Operations and Financial Condition.

On May 18, 2004, Horizon Offshore, Inc. issued a press release reporting results for the first quarter ended March 31, 2004. A copy is attached as Exhibit 99 to this report and is incorporated herein by this reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ David W. Sharp
David W. Sharp Executive Vice President and Chief Financial Officer

Dated:  May 18, 2004